SECURITIES AND EXCHANGE COMMISSION
                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2000


                        Medical Management Systems, Inc.
             (Exact Name of Registrant as specified in its Charter)


            Colorado                     0-29462                 95-4121451
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


c/o Bookdigital.com, Inc., 65 Broadway - 5th Floor, New York, New York     10004
(Address of Principal Executive Offices)                              (Zip Code)


Registrant' telephone number, including area code:             (212) 480-6380


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 31, 2000, the Company dismissed the firm of Hein & Associates, LLP ("HALLP") as the Company's independent auditors, effective immediately. The Company then selected Simon Krowitz Bolin & Associates, P.A., 11300 Rockville Pike - Suite 800, Rockville, Maryland 20852 ("SKBAPA") to act as the Company's independent auditors for the fiscal year ending December 31, 2000. The foregoing actions of the Company were ratified by the Board of Directors.

     The reports of HALPP on the Company's financial statements for the years ended December 31, 1998 and December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained a "going concern" explanatory paragraph.

     During the two years ended December 31, 1999, and during the subsequent period from January 1, 2000 to May 31, 2000, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with HALLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of HALLP would have caused that firm to make reference to the subject matter of the Disagreements in connection with their report.

     During the two years ended December 31, 1999, and during the subsequent period from January 1, 2000 to May 31, 2000, the Company was not (i) advised by HALPP that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by HALLP that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management; (iii) advised by HALLP of a need to expand the scope of its audit; or (iv) advised by HALLP that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements (collectively, "Reportable Events").

     During the two years ended December 31, 1999, and during the subsequent period from January 1, 2000 to May 31, 2000, neither the Company, nor anyone on its behalf, consulted SKBAPA on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of Disagreement or a Reportable Event. A letter from HALLP is attached as Exhibit 16.

ITEM 5.   OTHER EVENTS.

     As previously reported in its Form 10-QSB for the quarter ended March 31, 2000, the Company is engaged in an exchange offer (the "Exchange Offer") for the shares of common stock of Bookdigital.com, Inc., a privately held Delaware corporation ("Bookdigital"). The Exchange Offer was originally scheduled to be concluded on May 31, 2000. However, the Company has


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extended  Exchange  Offer to June 30, 2000.  As of May 31, 2000,  the holders of
10,968,300 of Bookdigital's 11,234,200 outstanding shares of common stock tendered their Bookdigital Shares for exchange. In such connection, the Company will issue an aggregate of approximately 3,414,761 shares of its common stock to holders of Bookdigital and its shares outstanding will increase from 263,256 shares to approximately 3,678,017 shares.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  EXHIBITS

     16.  Letter from KPMG as of February 5, 1997. None

(b)  Financial Statements. None

(c)  Pro Forma Financial Information. None


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MEDICAL MANAGEMENT SYSTEMS, INC.


By:  /s/  Ray Vahab
     -----------------------------
          Ray Vahab,
          Chief Executive Officer


Dated: June 2, 2000


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